UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2013

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34470 (Commission File Number)	20-5001120 (I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 725 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

(800) 354-7993

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) (e)                 On October 7, 2013, Echo Global Logistics, Inc. (the “Company”) issued a press release announcing that, effective October 7, 2013, David B. Menzel, age 51, was appointed as the Company’s Chief Operating Officer. From April 2008 until his appointment as Chief Operating Officer, Mr. Menzel served as the Company’s Chief Financial Officer.  Mr. Menzel holds a bachelor’s degree in Accounting and a Masters of Accountancy from Florida State University and is a C.P.A.

In connection with Mr. Menzel’s appointment as Chief Operating Officer, Mr. Menzel entered into an Amended and Restated Employment Agreement (the “Menzel Employment Agreement”) with the Company, which may be terminated by Mr. Menzel or the Company at any time, with or without cause. Under the Menzel Employment Agreement, Mr. Menzel will receive an initial base salary of $500,000 per annum. The Menzel Employment Agreement also provides that Mr. Menzel will be eligible for an annual performance bonus. Mr. Menzel’s annual target bonus amount will initially be equal to $300,000. In addition, the Company has agreed to grant Mr. Menzel a one-time equity award with a grant date value of $500,000, consisting of restricted shares of common stock which vest ratably over a four-year period. These awards will be subject to the Company’s standard terms and conditions for restricted stock grants. If Mr. Menzel’s employment is terminated under certain circumstances, he is entitled to two (2) times the sum of (A) his base salary as in effect on the date of termination, and (B) the average of the three most recent annual performance bonuses received by him preceding the date of his termination (the “Severance Amount”), payable in equal installments over a twenty-four (24) month period following his termination.  If the qualifying termination event occurs during the period beginning three (3) months prior to the public announcement of a change in control of the Company and ending on the twelve (12) month anniversary of such change in control, then the Severance Amount shall be payable in a lump sum to the extent permitted under Section 409A of the Internal Revenue Code of 1986, as amended. Mr. Menzel would also be entitled to accelerated vesting of certain equity awards and payments designed to offset COBRA benefit continuation premiums for up to twenty-four (24) months following his termination upon his termination of employment under certain circumstances. The foregoing description of the Menzel Employment Agreement is qualified in its entirety by reference to the actual terms of the Menzel Employment Agreement, attached hereto as Exhibit 10.1 and incorporated by reference herein. A copy of the press release announcing the appointment of Mr. Menzel is attached hereto as Exhibit 99.1.

In connection with Mr. Menzel’s transition from Chief Financial Officer to Chief Operating Officer, the Company also announced the appointment of Kyle Sauers, age 42, as the Company’s Chief Financial Officer, effective October 7, 2013.  Mr. Sauers previously served, from January 2011 until his appointment as Chief Financial Officer, as the Company’s Senior Vice President Finance and Controller. Prior to joining the Company, Mr. Sauers served from 2008 through 2011 as General Manager at Varian Medical Systems, an NYSE-listed company. Mr. Sauers holds a bachelor’s degree in Accounting from the University of Illinois and is a C.P.A.

In connection with Mr. Sauers’ appointment as Chief Financial Officer, Mr. Sauers entered into an Amended and Restated Employment Agreement (the “Sauers Employment Agreement”) with the Company, which may be terminated by Mr. Sauers or the Company at any time, with or without cause. Under the Sauers Employment Agreement, Mr. Sauers will receive an initial base salary of $325,000 per annum. The Sauers Employment Agreement also provides that Mr. Sauers will be eligible for an annual performance bonus. Mr. Sauers’ annual target bonus amount will initially be equal to $195,000. In addition, the Company has agreed to grant Mr. Sauers a one-time equity award with a grant date value of $1,000,000, consisting of restricted shares of common stock which vest ratably over a four-year period. These awards will be subject to the Company’s standard terms and conditions for restricted stock grants. If Mr. Sauers’ employment is terminated under certain circumstances, he is entitled to the sum of (A) his base salary as in effect on the date of termination, and (B) the average of the three most recent annual performance bonuses received by him preceding the date of his termination (the “Severance

Amount”), payable in equal installments over a twelve (12) month period following his termination.  If the qualifying termination event occurs during the period beginning three (3) months prior to the public announcement of a change in control of the Company and ending on the twelve (12) month anniversary of such change in control, then the Severance Amount shall be payable in a lump sum to the extent permitted under Section 409A of the Internal Revenue Code of 1986, as amended. Mr. Sauers would also be entitled to accelerated vesting of certain equity awards and payments designed to offset COBRA benefit continuation premiums for up to twelve (12) months following his termination upon his termination of employment under certain circumstances.  The foregoing description of the Sauers Employment Agreement is qualified in its entirety by reference to the actual terms of the Sauers Employment Agreement, attached hereto as Exhibit 10.2 and incorporated by reference herein. A copy of the press release announcing the appointment of Mr. Sauers is attached hereto as Exhibit 99.1.

Also announced in the Company’s press release was the appointment of Evan Schumacher, age 44, as the Company’s Chief Commercial Officer, effective October 7, 2013. Mr. Schumacher previously served, from March 2013 until his appointment as Chief Commercial Officer, as the Company’s Senior Vice President Truckload National Accounts. Prior to joining the Company, Mr. Schumacher founded Open Mile, Inc., a truckload brokerage headquartered in Boston, Massachusetts, and served as its Chief Executive Officer from December 2009 until Open Mile was acquired by the Company in March 2013. Prior to founding Open Mile, Inc., Mr. Schumacher served as Chief Executive Officer at Going.com, a social media website that was acquired by AOL in 2009. Mr. Schumacher holds a bachelor’s degree from Northeastern University and earned his Masters in Business Administration from Northwestern University.

In connection with Mr. Schumacher’s appointment as Chief Commercial Officer, Mr. Schumacher entered into an Amended and Restated Employment Agreement (the “Schumacher Employment Agreement”) with the Company, which may be terminated by Mr. Schumacher or the Company at any time, with or without cause. Under the Schumacher Employment Agreement, Mr. Schumacher will receive an initial base salary of $325,000 per annum. The Schumacher Employment Agreement also provides that Mr. Schumacher will be eligible for an annual performance bonus. Mr. Schumacher’s annual target bonus amount will initially be equal to $150,000. In addition, the Company has agreed to grant Mr. Schumacher a one-time equity award with a grant date value of $1,000,000, consisting of restricted shares of common stock which vest ratably over a four-year period. These awards will be subject to the Company’s standard terms and conditions for restricted stock grants. If Mr. Schumacher’s employment is terminated under certain circumstances, he is entitled to the sum of (A) his base salary as in effect on the date of termination, and (B) the average of the three most recent annual performance bonuses received by him preceding the date of his termination (the “Severance Amount”), payable in equal installments over a twelve (12) month period following his termination.  If the qualifying termination event occurs during the period beginning three (3) months prior to the public announcement of a change in control of the Company and ending on the twelve (12) month anniversary of such change in control, then the Severance Amount shall be payable in a lump sum to the extent permitted under Section 409A of the Internal Revenue Code of 1986, as amended. Mr. Schumacher would also be entitled to accelerated vesting of certain equity awards and payments designed to offset COBRA benefit continuation premiums for up to twelve (12) months following his termination upon his termination of employment under certain circumstances. The foregoing description of the Schumacher Employment Agreement is qualified in its entirety by reference to the actual terms of the Schumacher Employment Agreement, attached hereto as Exhibit 10.3 and incorporated by reference herein. A copy of the press release announcing the appointment of Mr. Schumacher is attached hereto as Exhibit 99.1.

The Company also entered into an Amended and Restated Employment Agreement (the “Waggoner Employment Agreement”) with Douglas R. Waggoner, the Company’s Chief Executive Officer, which may be terminated by Mr. Waggoner or the Company at any time, with or without cause. The amendments to Mr. Waggoner’s prior employment agreement primarily relate to the non-compete and non-solicitation covenants and the timing of severance payments in the event of his termination or employment in connection with a change in control.  All other material terms of Mr. Waggoner’s prior employment agreement have remained unchanged.  The foregoing description of the Waggoner

Employment Agreement is qualified in its entirety by reference to the actual terms of the Waggoner Employment Agreement, attached hereto as Exhibit 10.4 and incorporated by reference herein.

Item 9.01                  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated October 7, 2013, by and between, David B. Menzel and Echo Global Logistics, Inc.
10.2	Amended and Restated Employment Agreement, dated October 7, 2013, by and between, Kyle Sauers and Echo Global Logistics, Inc.
10.3	Amended and Restated Employment Agreement, dated October 7, 2013, by and between, Evan Schumacher and Echo Global Logistics, Inc.
10.4	Amended and Restated Employment Agreement, dated October 7, 2013, by and between, Douglas R. Waggoner and Echo Global Logistics, Inc.
99.1	Press Release dated October 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: October 7, 2013	By:	/s/ Douglas R. Waggoner
Name: Douglas R. Waggoner
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated October 7, 2013, by and between, David B. Menzel and Echo Global Logistics, Inc.
10.2	Amended and Restated Employment Agreement, dated October 7, 2013, by and between, Kyle Sauers and Echo Global Logistics, Inc.
10.3	Amended and Restated Employment Agreement, dated October 7, 2013, by and between, Evan Schumacher and Echo Global Logistics, Inc.
10.4	Amended and Restated Employment Agreement, dated October 7, 2013, by and between, Douglas R. Waggoner and Echo Global Logistics, Inc.
99.1	Press Release dated October 7, 2013.